Fair value	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Fair value	Fair value
The Company records certain assets and liabilities at fair value. Fair value is defined as the price that would be received to sell an asset, or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy that prioritizes the inputs used to measure fair value is described below. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

•Level 1 — Quoted prices in active markets for identical assets or liabilities.
•Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
•Level 3 — Unobservable inputs that are supported by little or no market activity. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short maturities of these instruments.

As of December 31, 2025, the fair value of the major classes of the Company's assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2025
	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
	(in thousands)
Assets:
Investments in equity[1,3]	$—	$—	$—	$79,550	$79,550
Total assets	$—	$—	$—	$79,550	$79,550

[1] Excludes investments in equity securities recorded at cost, net of impairment of $2.5 million which do not qualify for the NAV practical expedient.

As at December 31, 2024, the fair value of the major classes of the Company's assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2024
	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
	(in thousands)
Assets:
Investments in equity[2,3]	$—	$—	$—	$54,448	$54,448
Total assets	$—	$—	$—	$54,448	$54,448

[2] Excludes investments in equity securities recorded at cost of $3.5 million which do not qualify for the NAV practical expedient.

As at December 31, 2023, the fair value of the major classes of the Company's assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2023
	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
	(in thousands)
Assets:
Available for sale securities[4]	$1,954	$—	$—	$—	$1,954
Investments in equity[3]	—	—	—	46,804	46,804
Total assets	$1,954	$—	$—	$46,804	$48,758

Liabilities:
Derivative instruments[5]	—	2,411	—	—	2,411
Total Liabilities	$—	$2,411	$—	$—	$2,411
3 To determine the classification of its investments in equity, the Company considered the nature of its investment, the extent of influence over operating and financial decisions and the availability of readily determinable fair values. The Company determined that certain interests in funds meet the definition of equity securities without readily determinable fair values, which qualify for the Net Asset Value (NAV) practical expedient in ASC 820, Fair value measurement. Any increases or decreases in fair value are recognized in net income in the period.

[4] Represents the fair value of highly liquid investments with maturities greater than three months, a minimum "A-" rated fixed term deposit and are based on quoted market prices.

[5] Represents the fair value of the interest rate caps and the interest rate swap.

Non-recurring fair value measurements

Certain assets and liabilities are carried on the Consolidated Balance Sheets at cost and are not re-measured to fair value on a recurring basis. These assets include finite-lived intangible assets that are tested for impairment when a triggering event occurs and goodwill that is tested for impairment annually or when a triggering event occurs. As of December 31, 2025, assets carried on the balance sheet and not re-measured to fair value on a recurring basis totaled approximately $11,981.3 million (December 31, 2024: $12,614.7 million; December 31, 2023: $12,878.0 million). These assets are comprised of goodwill of $8,731.7 million (December 31, 2024: $9,051.4 million; December 31, 2023: $9,022.1 million), intangible assets of $3,247.1 million (December 31, 2024: $3,559.8 million; December 31, 2023: $3,855.9 million) and investments in equity recorded at cost, net of impairment of $2.5 million (December 31, 2024: $3.5 million, December 31, 2023: $nil).

As of December 31, 2025, we performed a quantitative analysis for goodwill and certain of our intangible assets, whereby we used an income approach, to determine the fair value of our assets, as well as an overall consideration of market capitalization and enterprise value. For both goodwill and intangible assets held at fair value, pertaining to the Data Solutions reporting unit, holding all other assumptions in the analysis constant, the effect of a 0.50% increase in the discount rate or long-term growth rate used as of December 31, 2025 would not change the impairment recognized as the assets have been written down to nil. For the other reporting units assessed for goodwill impairment, a change in the discount rate of 0.5% would not change the conclusion.
The estimated fair value of the Company’s debt was $3,500.1 million at December 31, 2025 (December 31, 2024: $3,469.2 million; December 31, 2023: $3,793.5 million). The fair values of the senior secured term loan facility, the 2026 Notes and the New Notes were determined based on rates at which the debt is traded among financial institutions.